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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                   Date of Original Report January 20, 1999

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      1-9210             95-4035997
  (State or other jurisdiction        (Commission        (I.R.S. Employer
       of incorporation)              File Number)      Identification No.)


      10889 Wilshire Boulevard
       Los Angeles, California                                90024
(Address of principal executive offices)                   (ZIP code)



              Registrant's telephone number, including area code:
                                 (310) 208-8800



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Introductory Note

     This Amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Occidental Petroleum Corporation on January 20, 1999.

     This Amendment is being filed for the sole purpose of filing the following exhibits, as corrected.

Item 7.  Exhibits

     4.1 Amended and Restated Declaration of Trust of Oxy Capital Trust I, dated January 20, 1999.

     4.3 Preferred Securities Guarantee Agreement, dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OCCIDENTAL PETROLEUM CORPORATION
                                                 (Registrant)

DATE:  January 22, 1999                By: /s/ J. R. Havert
                                           -------------------------------------
                                            Name: J. R. Havert
                                            Title:  Vice President and Treasurer

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                                 EXHIBIT INDEX

EXHIBIT
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     4.1   Amended and Restated Declaration of Trust of Oxy Capital Trust I,
           dated January 20, 1999.

     4.3 Preferred Securities Guarantee Agreement, dated as of January 20, 1999, between Occidental and The Bank of New York, as Trustee.

                                       4